UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2012

MFS® MULTIMARKET INCOME TRUST

MMT-ANN

MFS® MULTIMARKET INCOME TRUST

New York Stock Exchange Symbol: MMT

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2012 winds down, economic uncertainty continues to dominate world financial markets. In the United States, all eyes are riveted to the ongoing budget deal negotiations and the specter of a “fiscal cliff.” Overseas, we see growth slowing in China and Japan, and the eurozone has entered its second recession in four years against a backdrop of double-digit unemployment and the continuing sovereign debt crisis.

Amidst the instability, there are silver linings — especially in the U.S. where the labor and housing markets have picked up, consumer confidence has risen and industrial output has increased. Additionally, a U.S. budgetary compromise could propel markets, unleashing pent-up spending and investments, which would help to revive both the U.S. and global economies.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, an emphasis on global research and our disciplined risk management approach anchor our uniquely collaborative investment process. Our global team of more than 200 investment professionals shares ideas and evaluates opportunities across continents, investment disciplines, and asset classes — all with a goal of building better insights, and ultimately better results — for our clients.

We are mindful of the many economic challenges we face locally, nationally and globally. It is more important than ever to maintain a long-term view, employ time-tested principles, such as asset allocation and diversification, and work closely with investment advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

December 14, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	56.7%
Emerging Markets Bonds	24.1%
High Grade Corporates	15.0%
Non-U.S. Government Bonds	6.4%
Mortgage-Backed Securities	4.1%
Commercial Mortgage-Backed Securities	3.3%
Collateralized Debt Obligations	0.5%
Asset-Backed Securities	0.4%
Floating Rate Loans	0.1%
U.S. Treasury Securities	(8.3)%

Composition including fixed income credit quality (a)(i)
AAA	3.9%
AA	0.6%
A	8.6%
BBB	26.8%
BB	26.3%
B	29.9%
CCC	9.6%
CC	0.3%
C	0.3%
U.S. Government	2.5%
Federal Agencies	4.1%
Not Rated	(10.6)%
Non-Fixed Income	0.5%
Cash & Other	(2.8)%

Portfolio facts (i)
Average Duration (d)	5.2
Average Effective Maturity (m)	8.2 yrs.

Issuer country weightings (i)(x)
United States	59.0%
Mexico	3.8%
United Kingdom	2.9%
Indonesia	2.5%
Russia	2.4%
Brazil	2.2%
Canada	1.8%
Luxembourg	1.7%
Japan	1.6%
Other Countries	22.1%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

From time to time, “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 10/31/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Multimarket Income Trust (the “fund”) is a closed-end fund and maintains a portfolio that includes investments in high-yield and investment-grade corporate bonds, emerging markets debt securities, U.S. government securities, and international investment-grade debt securities.

For the twelve months ended October 31, 2012, shares of the MFS Multimarket Income Trust provided a total return of 14.30%, at net asset value. This compares with a return of 13.58% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Multimarket Income Trust Blended Index (the “Blended Index”), generated a return of 12.00%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of eurozone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (Fed), in the form of “Operation Twist”, and the European Central Bank (ECB), in the form of 3-year, Long Term Refinancing Operations, or LTROs, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics.

During the latter part of the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed (QE3) and the ECB (rate cut and a new bond purchase facility) towards the end of the period instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Contributors to Performance

During the reporting period, the fund’s return from yield, which was greater than that of the Blended Index, was a key contributor to relative performance. A greater exposure to corporate bonds in the financial and industrial sectors also benefited relative performance as both sectors outperformed the broad market over the period.

Management Review – continued

In terms of credit quality, the fund’s greater exposure to bonds rated “BBB” (r) and below was a positive factor for relative performance as credit spreads narrowed during the period.

Yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the long end of the yield curve (centered around maturities of 10 or more years), was another positive factor for relative results.

Detractors from Performance

The fund’s lesser exposure to Venezuelan bonds detracted from relative performance as these bonds performed well over the reporting period.

Respectfully,

William Adams	David Cole	Richard Hawkins	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/12

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Multimarket Income Trust

Year Ended 10/31/12

	Date		Price
Net Asset Value	10/31/12		$7.66
	10/31/11		$7.20
New York Stock Exchange Price	10/31/12		$7.31
	10/12/12	(high) (t)	$7.41
	11/23/11	(low) (t)	$6.40
	10/31/11		$6.68

Total Returns vs Benchmarks

Year Ended 10/31/12

MFS Multimarket Income Trust at
New York Stock Exchange Price (r)	17.56%
Net Asset Value (r)	14.30%
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	13.58%
MFS Multimarket Income Trust Blended Index (f)(y)	12.00%
Barclays U.S. Corporate Bond Index (f)	10.21%
Barclays U.S. Government/Mortgage Bond Index (f)	3.53%
Citigroup World Government Bond Non-Dollar Hedged Index (f)	5.90%
JPMorgan Emerging Markets Bond Index Global (f)	16.33%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2011 through October 31, 2012.

(y)	MFS Multimarket Income Trust Blended Index is at a point in time and allocations during the period can change. As of October 31, 2012, the blended index was comprised of 10% Barclays U.S. Corporate Bond Index, 50% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% JPMorgan Emerging Markets Bond Index Global, 10% Citigroup World Government Bond Non-Dollar Hedged Index, and 10% Barclays U.S. Government/Mortgage Bond Index.

Performance Summary – continued

Benchmark Definitions

Barclays U.S. Corporate Bond Index – covers U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – is a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of its net assets in fixed income securities. This policy may not be changed without shareholder approval.

MFS considers debt instruments of all types to be fixed income securities.

MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed and other asset-backed securities of U.S. and foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund’s assets in equity securities.

MFS may invest up to 100% of the fund’s assets in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS may invest a relatively large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The fund may not achieve its objective and/or you could lose money on your investment in the fund.

Stock markets and investments in individual stocks are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other considerations.

Investments in debt instruments may decline in value as the result of increases in interest rates, declines in the credit quality of the issuer, borrower, counterparty or underlying asset, or changes in economic, political, issuer-specific, or other conditions. Certain types of debt instruments can be more sensitive to these factors and therefore more volatile.

Investments in foreign markets can involve greater risk and volatility than U.S. investments because of adverse market, economic, political, regulatory, geopolitical, or other conditions.

Emerging markets can have less market structure, depth, and regulatory oversight and greater political, social, and economic instability than developed markets.

Investments in derivatives can be used to take both long and short positions, be highly volatile, result in leverage (which can magnify losses), and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based, such as counterparty and liquidity risk.

Investments in lower-quality debt instruments can be more volatile and have greater risk of default than higher-quality debt instruments.

Mortgage-backed securities can be subject to prepayment and/or extension and therefore can offer less potential for gains and greater potential for loss.

The market price of common shares of the fund will be based on factors such as the supply and demand for common shares in the market and general market, economic, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of common shares of the fund will depend on the market price of common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount or premium to their net asset value.

Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

PORTFOLIO MANAGERS’ PROFILES

Richard Hawkins	—	Investment Officer of MFS; employed in the investment management area of MFS since 1988. Portfolio Manager of the Fund since April 2006.

William Adams	—	Investment Officer of MFS; employed in the investment management area of MFS since 2009. Portfolio Manager of the Fund since May 2011.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. Portfolio Manager of the Fund since October 2006.

Matthew Ryan	—	Investment Officer of MFS; employed in the investment management area of MFS since 1997. Portfolio Manager of the Fund since September 2004.

Effective December 1, 2012, the following are also Portfolio Managers of the fund:

Ward Brown	—	Investment Officer of MFS; employed in the investment management area of MFS since 2008. Portfolio Manager of the fund since December 2012.

Erik Weisman	—	Investment Officer of MFS; employed in the investment management area of MFS since 2002. Portfolio Manager of the fund since December 2012.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 111.2%
Issuer	Shares/Par		Value ($)
Aerospace - 1.1%
Bombardier, Inc., 7.5%, 2018 (n)		$1,285,000	$1,469,719
Bombardier, Inc., 7.75%, 2020 (n)		485,000	566,844
CPI International, Inc., 8%, 2018		985,000	940,675
Heckler & Koch GmbH, 9.5%, 2018 (z)	EUR	329,000	366,733
Huntington Ingalls Industries, Inc., 7.125%, 2021		$1,600,000	1,720,000
Kratos Defense & Security Solutions, Inc., 10%, 2017		1,670,000	1,803,539

			$6,867,510
Agricultural Products - 0.0%
Corporacion Azucarera del Peru S.A., 6.375%, 2022 (n)		$119,000	$129,115

Airlines - 0.0%
Continental Airlines, Inc., 7.25%, 2021		$175,840	$203,096

Apparel Manufacturers - 0.6%
Hanesbrands, Inc., 8%, 2016		$420,000	$463,579
Hanesbrands, Inc., 6.375%, 2020		505,000	551,081
Jones Group, Inc., 6.875%, 2019		1,215,000	1,257,525
Levi Strauss & Co., 6.875%, 2022		180,000	186,975
Phillips-Van Heusen Corp., 7.375%, 2020		1,185,000	1,327,200

			$3,786,360
Asset-Backed & Securitized - 4.2%
Banc of America Commercial Mortgage, Inc., FRN, 5.729%, 2051		$2,000,000	$2,373,166
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041		473,745	473,732
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040 (z)		2,636,972	1,709,725
Citigroup Commercial Mortgage Trust, FRN, 5.699%, 2049		390,311	80,681
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049		1,160,000	1,206,785
Crest Ltd., CDO, 7%, 2040 (a)(p)		2,378,889	118,944
Falcon Franchise Loan LLC, FRN, 5.905%, 2025 (i)(z)		1,588,379	249,376
First Union National Bank Commercial Mortgage Trust, FRN, 1.573%, 2043 (i)(z)		755,398	984
First Union-Lehman Brothers Bank of America, FRN, 0.451%, 2035 (i)		12,412,010	212,010
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		1,679,661	1,690,159
GMAC LLC, FRN, 6.02%, 2033 (z)		941,244	963,710

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
GMAC LLC, FRN, 7.69%, 2034 (d)(n)(q)	$1,853,000	$1,355,985
JPMorgan Chase Commercial Mortgage Securities Corp., 5.552%, 2045	1,590,000	1,835,033
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.813%, 2049	2,000,000	2,341,874
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 6.043%, 2051	270,000	59,672
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.475%, 2043	1,590,000	1,805,833
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.867%, 2045	1,590,000	1,839,285
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.066%, 2030 (i)	2,286,190	34,343
Morgan Stanley Capital I, Inc., FRN, 1.38%, 2039 (i)(z)	4,501,376	85,526
Multi Security Asset Trust, “A3”, CDO, 5%, 2035 (z)	1,276,366	1,281,472
Prudential Securities Secured Financing Corp., FRN, 7.166%, 2013 (z)	2,581,000	2,576,068
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.922%, 2051	1,000,000	1,187,003
Wachovia Bank Commercial Mortgage Trust, FRN, 5.118%, 2042	1,375,626	1,519,058

		$25,000,424
Automotive - 2.9%
Accuride Corp., 9.5%, 2018	$1,495,000	$1,474,444
Allison Transmission, Inc., 7.125%, 2019 (n)	1,500,000	1,595,625
Automotores Gildemeister S.A., 8.25%, 2021 (n)	474,000	511,920
Continental Rubber of America Corp., 4.5%, 2019 (n)	275,000	280,913
Ford Motor Co., 7.45%, 2031	315,000	398,475
Ford Motor Credit Co. LLC, 8%, 2014	620,000	676,657
Ford Motor Credit Co. LLC, 12%, 2015	5,045,000	6,217,963
Ford Motor Credit Co. LLC, 8.125%, 2020	405,000	514,734
General Motors Financial Co., Inc., 4.75%, 2017 (n)	620,000	634,755
General Motors Financial Co., Inc., 6.75%, 2018	815,000	903,551
Goodyear Tire & Rubber Co., 8.25%, 2020	235,000	255,269
Goodyear Tire & Rubber Co., 7%, 2022	420,000	440,475
Hyundai Capital America, 4%, 2017 (n)	256,000	276,739
Jaguar Land Rover PLC, 7.75%, 2018 (n)	390,000	415,350
Jaguar Land Rover PLC, 8.125%, 2021 (n)	1,770,000	1,907,175
Lear Corp., 8.125%, 2020	545,000	605,631

		$17,109,676
Broadcasting - 3.5%
Allbritton Communications Co., 8%, 2018	$480,000	$520,800
AMC Networks, Inc., 7.75%, 2021	644,000	729,330

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Clear Channel Communications, Inc., 9%, 2021	$951,000	$829,748
Clear Channel Worldwide Holdings, Inc., 7.625%, 2020	1,465,000	1,395,413
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	55,000	51,838
Hughes Network Systems LLC, 7.625%, 2021	650,000	723,125
Inmarsat Finance PLC, 7.375%, 2017 (n)	835,000	899,713
Intelsat Bermuda Ltd., 11.25%, 2017	1,690,000	1,774,500
Intelsat Bermuda Ltd., 11.5%, 2017 (p)	2,480,000	2,610,200
Intelsat Jackson Holdings Ltd., 6.625%, 2022 (n)	795,000	789,038
Liberty Media Corp., 8.5%, 2029	1,095,000	1,177,125
Liberty Media Corp., 8.25%, 2030	235,000	251,450
Local TV Finance LLC, 9.25%, 2015 (p)(z)	755,561	767,839
Newport Television LLC, 13%, 2017 (n)(p)	846,031	909,483
Nexstar Broadcasting Group, Inc., 8.875%, 2017	410,000	446,900
Nexstar Broadcasting Group, Inc., 6.875%, 2020 (z)	165,000	165,413
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)	570,000	631,275
Sinclair Broadcast Group, Inc., 8.375%, 2018	175,000	195,125
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)	1,010,000	1,146,350
SIRIUS XM Radio, Inc., 7.625%, 2018 (n)	1,195,000	1,320,475
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	180,000	180,000
Starz LLC/Starz Finance Corp., 5%, 2019 (n)	435,000	444,788
Townsquare Radio LLC, 9%, 2019 (z)	455,000	491,400
Univision Communications, Inc., 6.875%, 2019 (n)	1,035,000	1,058,288
Univision Communications, Inc., 7.875%, 2020 (n)	745,000	789,700
Univision Communications, Inc., 8.5%, 2021 (n)	685,000	688,425
WPP Finance, 3.625%, 2022	145,000	148,608

		$21,136,349
Brokerage & Asset Managers - 0.4%
E*TRADE Financial Corp., 7.875%, 2015	$690,000	$699,488
E*TRADE Financial Corp., 12.5%, 2017	1,685,000	1,908,263

		$2,607,751
Building - 2.3%
Boise Cascade LLC/Finance Corp., 6.375%, 2020 (z)	$175,000	$177,625
Building Materials Holding Corp., 6.875%, 2018 (n)	1,150,000	1,233,375
Building Materials Holding Corp., 7%, 2020 (n)	470,000	509,950
Building Materials Holding Corp., 6.75%, 2021 (n)	455,000	495,950
CEMEX Finance LLC, 9.5%, 2016 (n)	1,341,000	1,423,136
CEMEX S.A.B. de C.V., 9%, 2018 (n)	337,000	349,638
CEMEX S.A.B. de C.V., FRN, 5.362%, 2015 (n)	552,000	536,820
HD Supply, Inc., 8.125%, 2019 (n)	525,000	577,500
HD Supply, Inc., 11.5%, 2020 (z)	405,000	426,263
Masonite International Corp., 8.25%, 2021 (n)	935,000	991,100
Nortek, Inc., 8.5%, 2021	1,245,000	1,338,375

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
Odebrecht Finance Ltd., 5.125%, 2022 (n)		$216,000	$234,900
Odebrecht Finance Ltd., 6%, 2023 (n)		386,000	446,795
Odebrecht Finance Ltd., 7.125%, 2042 (n)		419,000	484,993
Owens Corning, 9%, 2019		2,070,000	2,633,301
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)		360,000	396,000
USG Corp., 6.3%, 2016		1,200,000	1,221,000
USG Corp., 7.875%, 2020 (n)		525,000	572,250

			$14,048,971
Business Services - 1.3%
Ceridian Corp., 12.25%, 2015 (p)		$600,000	$589,500
Ceridian Corp., 8.875%, 2019 (n)		355,000	376,300
Fidelity National Information Services, Inc., 7.625%, 2017		415,000	452,869
Fidelity National Information Services, Inc., 5%, 2022		680,000	693,600
iGate Corp., 9%, 2016		1,652,000	1,804,810
Iron Mountain, Inc., 8.375%, 2021		1,115,000	1,232,075
Legend Acquisition Sub, Inc., 10.75%, 2020 (n)		850,000	828,750
Lender Processing Services, Inc., 5.75%, 2023		535,000	565,763
SunGard Data Systems, Inc., 7.375%, 2018		470,000	505,838
Tencent Holdings Ltd., 3.375%, 2018 (n)		664,000	677,321

			$7,726,826
Cable TV - 3.2%
Bresnan Broadband Holdings LLC, 8%, 2018 (n)		$280,000	$301,000
CCH II LLC, 13.5%, 2016		575,870	619,060
CCO Holdings LLC, 7.875%, 2018		715,000	772,200
CCO Holdings LLC, 8.125%, 2020		1,635,000	1,839,375
CCO Holdings LLC, 7.375%, 2020		390,000	436,800
Cequel Communications Holdings, 8.625%, 2017 (n)		915,000	979,050
DIRECTV Holdings LLC, 5.2%, 2020		3,340,000	3,846,748
DISH DBS Corp., 6.75%, 2021		890,000	991,238
EchoStar Corp., 7.125%, 2016		825,000	921,938
Myriad International Holdings B.V., 6.375%, 2017 (n)		507,000	574,178
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	240,000	322,741
Time Warner Cable, Inc., 5%, 2020		$2,630,000	3,095,954
UPC Holding B.V., 9.875%, 2018 (n)		665,000	746,463
UPCB Finance III Ltd., 6.625%, 2020 (n)		1,294,000	1,384,580
Virgin Media Finance PLC, 8.375%, 2019		290,000	333,500
Virgin Media Finance PLC, 4.875%, 2022		200,000	202,000
Virgin Media Finance PLC, 5.25%, 2022		1,015,000	1,060,675
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	680,000	967,316

			$19,394,816

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - 2.1%
Celanese U.S. Holdings LLC, 6.625%, 2018	$1,265,000	$1,378,850
Dow Chemical Co., 8.55%, 2019	1,500,000	2,034,161
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018	1,330,000	1,343,300
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 9%, 2020	280,000	251,300
Huntsman International LLC, 8.625%, 2021	1,545,000	1,757,438
INEOS Finance PLC, 8.375%, 2019 (n)	645,000	677,250
INEOS Group Holdings PLC, 8.5%, 2016 (n)	855,000	825,075
LyondellBasell Industries N.V., 5%, 2019	440,000	476,300
LyondellBasell Industries N.V., 6%, 2021	1,210,000	1,399,063
Momentive Performance Materials, Inc., 12.5%, 2014	748,000	774,180
Momentive Performance Materials, Inc., 11.5%, 2016	414,000	269,100
Polypore International, Inc., 7.5%, 2017	460,000	496,800
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)	568,000	636,635

		$12,319,452
Computer Software - 1.0%
Infor U.S., Inc., 11.5%, 2018	$1,185,000	$1,371,638
Infor U.S., Inc., 9.375%, 2019	245,000	270,725
Nuance Communications, Inc., 5.375%, 2020 (n)	915,000	933,300
Seagate HDD Cayman, 6.875%, 2020	605,000	630,713
Syniverse Holdings, Inc., 9.125%, 2019	1,215,000	1,293,975
TransUnion Holding Co., Inc., 9.625%, 2018	455,000	481,163
TransUnion LLC/TransUnion Financing Corp., 11.375%, 2018	760,000	881,600

		$5,863,114
Computer Software - Systems - 0.8%
Audatex North America, Inc., 6.75%, 2018 (n)	$645,000	$691,763
CDW LLC/CDW Finance Corp., 12.535%, 2017	750,000	803,438
CDW LLC/CDW Finance Corp., 8.5%, 2019	1,145,000	1,222,288
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	1,785,000	1,963,500

		$4,680,989
Conglomerates - 0.7%
Amsted Industries, Inc., 8.125%, 2018 (n)	$1,745,000	$1,875,875
Dynacast International LLC, 9.25%, 2019	755,000	792,750
Griffon Corp., 7.125%, 2018	1,415,000	1,492,825

		$4,161,450
Consumer Products - 0.6%
Easton-Bell Sports, Inc., 9.75%, 2016	$735,000	$791,970
Elizabeth Arden, Inc., 7.375%, 2021	870,000	971,138
FGI Operating Co./FGI Finance, Inc., 7.875%, 2020 (n)	90,000	97,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - continued
Jarden Corp., 7.5%, 2020	$1,335,000	$1,461,825
Libbey Glass, Inc., 6.875%, 2020 (n)	355,000	378,075
Prestige Brands, Inc., 8.125%, 2020	105,000	117,994

		$3,818,652
Consumer Services - 0.7%
Service Corp. International, 6.75%, 2015	$265,000	$291,500
Service Corp. International, 7%, 2017	3,300,000	3,778,500

		$4,070,000
Containers - 1.4%
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	$770,000	$826,788
Ardagh Packaging Finance PLC, 9.125%, 2020 (z)	200,000	209,000
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	1,450,000	1,508,000
Ball Corp., 5%, 2022	583,000	615,065
Greif, Inc., 6.75%, 2017	1,515,000	1,670,288
Reynolds Group, 7.125%, 2019	910,000	969,150
Reynolds Group, 9.875%, 2019	375,000	392,813
Reynolds Group, 5.75%, 2020 (n)	600,000	606,000
Reynolds Group, 8.25%, 2021	1,470,000	1,444,275

		$8,241,379
Defense Electronics - 0.3%
Ducommun, Inc., 9.75%, 2018	$1,017,000	$1,075,478
MOOG, Inc., 7.25%, 2018	750,000	795,000

		$1,870,478
Electrical Equipment - 0.1%
Avaya, Inc., 9.75%, 2015	$605,000	$538,450
Avaya, Inc., 7%, 2019 (n)	245,000	223,563

		$762,013
Electronics - 0.6%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$1,490,000	$1,594,300
Nokia Corp., 5.375%, 2019	325,000	268,938
NXP B.V., 9.75%, 2018 (n)	107,000	124,923
Sensata Technologies B.V., 6.5%, 2019 (n)	1,545,000	1,629,975

		$3,618,136
Emerging Market Quasi-Sovereign - 8.7%
Abu Dhabi National Energy Co. PJSC (TAQA), 5.875%, 2021 (n)	$320,000	$380,800
Banco do Brasil S.A., 3.875%, 2022	282,000	281,154
Banco do Brasil S.A., 5.875%, 2023 (n)	502,000	554,710
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)	412,000	467,620

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	$1,332,000	$1,378,620
Banco do Nordeste do Brasil (BNB), 4.375%, 2019 (n)	878,000	910,925
Bank of Ceylon, 6.875%, 2017 (n)	216,000	231,660
BNDES Participacoes S.A., 6.5%, 2019 (n)	607,000	757,233
Caixa Economica Federal, 3.5%, 2022 (z)	216,000	216,028
CEZ A.S., 4.25%, 2022 (n)	851,000	911,421
CNOOC Finance (2012) Ltd., 3.875%, 2022 (n)	918,000	985,568
CNOOC Finance (2012) Ltd., 5%, 2042 (n)	214,000	248,240
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	1,242,000	1,391,835
Comision Federal de Electricidad, 5.75%, 2042 (n)	1,546,000	1,754,710
Corporacion Financiera de Desarrollo S.A., 4.75%, 2022 (n)	346,000	386,655
Corporacion Nacional del Cobre de Chile, 4.25%, 2042 (n)	206,000	209,346
Development Bank of Kazakhstan, 5.5%, 2015 (n)	881,000	961,347
Dolphin Energy Ltd., 5.5%, 2021 (n)	441,000	510,899
Ecopetrol S.A., 7.625%, 2019	821,000	1,063,195
Gaz Capital S.A., 9.25%, 2019	744,000	970,920
Gaz Capital S.A., 5.999%, 2021 (n)	1,941,000	2,191,389
Gaz Capital S.A., 4.95%, 2022 (n)	547,000	580,157
Gazprom, 4.375%, 2022 (n)	766,000	767,915
Georgian Oil & Gas Corp., 6.875%, 2017 (n)	317,000	327,303
JSC Georgian Railway, 7.75%, 2022 (n)	218,000	243,986
Kazakhstan Temir Zholy Co., 6.95%, 2042 (n)	316,000	385,691
KazMunaiGaz Finance B.V., 8.375%, 2013	539,000	561,271
KazMunaiGaz Finance B.V., 9.125%, 2018 (n)	713,000	929,595
Majapahit Holding B.V., 7.25%, 2017 (n)	1,469,000	1,748,110
Majapahit Holding B.V., 8%, 2019 (n)	1,197,000	1,520,190
Majapahit Holding B.V., 7.75%, 2020 (n)	1,045,000	1,314,088
OAO Gazprom, 6.212%, 2016	1,886,000	2,101,419
OJSC Russian Agricultural Bank, FRN, 5.298%, 2017 (n)	448,000	479,387
Pemex Project Funding Master Trust, 5.75%, 2018	1,341,000	1,562,265
Pertamina PT, 5.25%, 2021 (n)	511,000	567,210
Pertamina PT, 4.875%, 2022 (n)	540,000	587,250
Pertamina PT, 6.5%, 2041 (n)	235,000	279,650
Pertamina PT, 6%, 2042 (n)	636,000	718,680
Petrobras International Finance Co., 7.875%, 2019	1,583,000	2,004,125
Petrobras International Finance Co., 6.75%, 2041	657,000	840,051
Petroleos Mexicanos, 8%, 2019	1,382,000	1,810,420
Petroleos Mexicanos, 6%, 2020	805,000	961,975
Petroleos Mexicanos, 5.5%, 2021	1,360,000	1,587,800
Petroleos Mexicanos, 4.875%, 2022	1,048,000	1,173,760
Petroleos Mexicanos, 6.5%, 2041	445,000	552,356
Petroleos Mexicanos, 5.5%, 2044	382,000	416,380
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 2019 (n)	476,000	628,320

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Petroleum Co. of Trinidad & Tobago Ltd., 6%, 2022	$544,167	$589,060
PT Perusahaan Listrik Negara, 5.5%, 2021 (n)	752,000	847,880
PT Perusahaan Listrik Negara, 5.25%, 2042 (z)	207,000	211,388
PTT PLC, 3.375%, 2022 (z)	430,000	424,221
PTT PLC, 4.5%, 2042 (z)	462,000	459,433
PTTEP Canada International Finance Ltd., 6.35%, 2042 (n)	250,000	316,323
Ras Laffan Liquefied Natural Gas Co. Ltd., 6.75%, 2019 (n)	1,230,000	1,541,805
Sberbank of Russia, 6.125%, 2022 (n)	1,439,000	1,610,284
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 2022 (n)	544,000	589,683
Transnet SOC Ltd., 4.5%, 2016 (n)	377,000	400,749
Transnet SOC Ltd., 4%, 2022 (n)	224,000	224,000
Turkiye Halk Bankasi A.S., 4.875%, 2017 (n)	410,000	418,200
Turkiye Ihracat Kredi Bankasi A.S., 5.375%, 2016 (n)	215,000	229,652
Turkiye Ihracat Kredi Bankasi A.S., 5.875%, 2019 (n)	206,000	225,364
Turkiye Vakiflar Bankasi, 6%, 2022 (z)	498,000	498,830
Vnesheconombank, 6.025%, 2022 (n)	283,000	315,913
VTB Capital S.A., 6.465%, 2015 (n)	407,000	433,597
VTB Capital S.A., 6%, 2017 (n)	1,176,000	1,227,450

		$51,977,461
Emerging Market Sovereign - 8.9%
Dominican Republic, 7.5%, 2021 (n)	$879,000	$1,032,825
Government of Ukraine, 6.875%, 2015 (n)	698,000	697,093
Government of Ukraine, 6.875%, 2015	1,094,000	1,092,578
Government of Ukraine, 9.25%, 2017 (n)	320,000	348,982
Republic of Argentina, 2.5% to 2019, 3.75% to 2029, 5.25% to 2038	1,888,000	613,600
Republic of Argentina, FRN, 8.28%, 2033	1,320,837	858,544
Republic of Colombia, 4.375%, 2021	322,000	369,817
Republic of Colombia, 8.125%, 2024	679,000	1,016,803
Republic of Colombia, 6.125%, 2041	658,000	898,170
Republic of Georgia, 6.875%, 2021 (n)	216,000	247,860
Republic of Guatemala, 5.75%, 2022 (n)	387,000	441,180
Republic of Indonesia, 6.875%, 2018	838,000	1,020,265
Republic of Indonesia, 11.625%, 2019 (n)	872,000	1,325,440
Republic of Indonesia, 11.625%, 2019	733,000	1,114,160
Republic of Indonesia, 4.875%, 2021 (n)	671,000	764,940
Republic of Indonesia, 7.75%, 2038 (n)	1,559,000	2,359,936
Republic of Latvia, 5.25%, 2017 (n)	345,000	381,225
Republic of Lithuania, 6.125%, 2021 (n)	499,000	600,048
Republic of Lithuania, 6.625%, 2022 (n)	1,425,000	1,763,438
Republic of Panama, 8.875%, 2027	1,273,000	2,065,443
Republic of Panama, 9.375%, 2029	1,746,000	2,994,390
Republic of Panama, 6.7%, 2036	265,000	377,228

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Peru, 7.35%, 2025	$544,000	$791,520
Republic of Peru, 8.75%, 2033	1,258,000	2,201,500
Republic of Peru, 5.625%, 2050	203,000	262,885
Republic of Philippines, 6.5%, 2020	489,000	625,309
Republic of Philippines, 5.5%, 2026	802,000	1,014,530
Republic of Philippines, 6.375%, 2032	540,000	739,125
Republic of Philippines, 6.375%, 2034	1,391,000	1,933,490
Republic of Poland, 5%, 2022	609,000	709,601
Republic of Romania, 6.75%, 2022 (n)	1,074,000	1,240,470
Republic of Serbia, 7.25%, 2021 (n)	228,000	242,820
Republic of Slovakia, 4.375%, 2022 (n)	2,330,000	2,487,019
Republic of Slovenia, 5.5%, 2022 (z)	233,000	233,232
Republic of Sri Lanka, 6.25%, 2020 (n)	285,000	319,200
Republic of Sri Lanka, 6.25%, 2021 (n)	248,000	277,314
Republic of Sri Lanka, 5.875%, 2022 (n)	208,000	227,760
Republic of Turkey, 7%, 2019	790,000	968,935
Republic of Turkey, 5.625%, 2021	670,000	778,875
Republic of Turkey, 6.25%, 2022	646,000	782,629
Republic of Turkey, 6%, 2041	287,000	337,225
Republic of Venezuela, 5.75%, 2016	3,742,000	3,451,995
Republic of Venezuela, 7.65%, 2025	1,345,000	1,059,188
Republic of Vietnam, 6.75%, 2020	537,000	626,948
Republic of Zambia, 5.375%, 2022 (n)	200,000	201,500
Russian Federation, 4.5%, 2022 (n)	600,000	671,280
Russian Federation, 7.5%, 2030	905,200	1,146,255
Russian Federation, 5.625%, 2042 (n)	600,000	720,780
Ukraine Government International, 6.58%, 2016	1,418,000	1,403,196
United Mexican States, 5.625%, 2017	1,364,000	1,594,516
United Mexican States, 5.95%, 2019	268,000	330,980
United Mexican States, 3.625%, 2022	2,850,000	3,113,625
United Mexican States, 5.75%, 2110	408,000	479,400

		$53,357,067
Energy - Independent - 5.1%
BreitBurn Energy Partners LP, 8.625%, 2020	$435,000	$470,888
BreitBurn Energy Partners LP, 7.875%, 2022 (n)	985,000	1,019,475
Carrizo Oil & Gas, Inc., 8.625%, 2018	370,000	398,675
Chaparral Energy, Inc., 7.625%, 2022 (n)	785,000	830,138
Chesapeake Energy Corp., 6.875%, 2020	805,000	853,300
Concho Resources, Inc., 8.625%, 2017	540,000	591,300
Concho Resources, Inc., 6.5%, 2022	1,125,000	1,234,688
Continental Resources, Inc., 8.25%, 2019	940,000	1,059,850
Denbury Resources, Inc., 8.25%, 2020	1,395,000	1,579,838

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
Energy XXI Gulf Coast, Inc., 9.25%, 2017	$1,510,000	$1,702,525
Everest Acquisition LLC/Everest Acquisition Finance, Inc., 9.375%, 2020 (n)	2,225,000	2,458,625
EXCO Resources, Inc., 7.5%, 2018	800,000	752,000
Harvest Operations Corp., 6.875%, 2017	1,715,000	1,877,925
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	350,000	383,250
Laredo Petroleum, Inc., 9.5%, 2019	730,000	828,550
LINN Energy LLC, 6.5%, 2019	450,000	453,375
LINN Energy LLC, 8.625%, 2020	510,000	557,813
LINN Energy LLC, 7.75%, 2021	972,000	1,037,610
MEG Energy Corp., 6.5%, 2021 (n)	225,000	241,313
Newfield Exploration Co., 6.875%, 2020	1,560,000	1,688,700
OGX Austria GmbH, 8.375%, 2022 (n)	344,000	288,960
OGX Petroleo e Gas Participacoes S.A., 8.5%, 2018 (n)	816,000	711,960
Plains Exploration & Production Co., 8.625%, 2019	895,000	986,738
Plains Exploration & Production Co., 6.5%, 2020	400,000	400,000
Plains Exploration & Production Co., 6.75%, 2022	480,000	482,400
QEP Resources, Inc., 6.875%, 2021	2,045,000	2,331,300
Range Resources Corp., 8%, 2019	900,000	994,500
Range Resources Corp., 5%, 2022	305,000	318,725
Samson Investment Co., 9.75%, 2020 (n)	530,000	559,150
SandRidge Energy, Inc., 8%, 2018 (n)	1,560,000	1,638,000
SM Energy Co., 6.5%, 2021	875,000	920,938
Whiting Petroleum Corp., 6.5%, 2018	600,000	647,250

		$30,299,759
Energy - Integrated - 0.5%
Listrindo Capital B.V., 6.95%, 2019 (n)	$239,000	$270,648
LUKOIL International Finance B.V., 6.656%, 2022	269,000	324,925
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	1,921,000	2,276,385

		$2,871,958
Engineering - Construction - 0.1%
BakerCorp International, Inc., 8.25%, 2019	$710,000	$710,000

Entertainment - 0.7%
AMC Entertainment, Inc., 8.75%, 2019	$680,000	$751,400
AMC Entertainment, Inc., 9.75%, 2020	1,005,000	1,128,113
Cedar Fair LP, 9.125%, 2018	575,000	650,469
Cinemark USA, Inc., 8.625%, 2019	1,220,000	1,351,150
NAI Entertainment Holdings LLC, 8.25%, 2017 (n)	396,000	440,550

		$4,321,682

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - 4.1%
Ally Financial, Inc., 5.5%, 2017	$2,330,000	$2,465,545
CIT Group, Inc., 5.25%, 2014 (n)	1,245,000	1,291,688
CIT Group, Inc., 5.25%, 2018	1,115,000	1,184,688
CIT Group, Inc., 6.625%, 2018 (n)	1,447,000	1,613,405
CIT Group, Inc., 5.5%, 2019 (n)	3,024,000	3,224,340
Credit Acceptance Corp., 9.125%, 2017	780,000	856,050
GMAC, Inc., 8%, 2031	180,000	214,200
Icahn Enterprises LP, 8%, 2018 (n)	179,000	192,425
Icahn Enterprises LP, 8%, 2018	1,651,000	1,774,825
International Lease Finance Corp., 4.875%, 2015	455,000	470,925
International Lease Finance Corp., 8.625%, 2015	410,000	461,660
International Lease Finance Corp., 7.125%, 2018 (n)	1,937,000	2,275,975
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	1,580,000	1,708,375
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	345,000	381,225
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020 (n)	325,000	334,750
PHH Corp., 9.25%, 2016	835,000	964,425
PHH Corp., 7.375%, 2019	630,000	674,100
SLM Corp., 8.45%, 2018	1,565,000	1,859,893
SLM Corp., 8%, 2020	1,795,000	2,078,825
SLM Corp., 7.25%, 2022	305,000	336,263

		$24,363,582
Food & Beverages - 1.5%
ARAMARK Corp., 8.5%, 2015	$1,495,000	$1,519,309
B&G Foods, Inc., 7.625%, 2018	1,335,000	1,438,463
BRF - Brasil Foods S.A., 5.875%, 2022 (n)	216,000	243,000
Constellation Brands, Inc., 7.25%, 2016	1,615,000	1,865,325
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	417,000	458,719
JBS USA LLC/JBS USA Finance, 8.25%, 2020 (n)	250,000	258,125
Pinnacle Foods Finance LLC, 8.25%, 2017	245,000	263,375
Sigma Alimentos S.A., 5.625%, 2018 (n)	462,000	523,215
TreeHouse Foods, Inc., 7.75%, 2018	745,000	815,775
Tyson Foods, Inc., 6.6%, 2016	1,520,000	1,751,998

		$9,137,304
Forest & Paper Products - 1.1%
Boise, Inc., 8%, 2020	$1,100,000	$1,204,500
Georgia-Pacific Corp., 8%, 2024	86,000	120,741
Graphic Packaging Holding Co., 7.875%, 2018	615,000	679,575
Inversiones CMPC S.A., 4.75%, 2018 (n)	841,000	904,475
Millar Western Forest Products Ltd., 8.5%, 2021	190,000	161,975
Sappi Papier Holding GmbH, 7.75%, 2017 (n)	340,000	361,250
Smurfit Kappa Group PLC, 4.875%, 2018 (n)	475,000	475,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Forest & Paper Products - continued
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	600,000	$855,459
Tembec Industries, Inc., 11.25%, 2018		$495,000	523,463
Votorantim Participacoes S.A., 6.75%, 2021 (n)		883,000	1,052,978
Xerium Technologies, Inc., 8.875%, 2018		378,000	319,410

			$6,658,826
Gaming & Lodging - 2.9%
Caesars Operating Escrow LLC, 8.5%, 2020 (n)		$795,000	$781,088
Choice Hotels International, Inc., 5.75%, 2022		180,000	197,100
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (a)(d)(n)		405,000	253
GWR Operating Partnership LLP, 10.875%, 2017		405,000	461,700
Harrah’s Operating Co., Inc., 11.25%, 2017		1,465,000	1,585,863
Host Hotels & Resorts, Inc., REIT, 6.75%, 2016		2,080,000	2,135,900
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022		240,000	265,200
Isle of Capri Casinos, Inc., 8.875%, 2020 (n)		795,000	836,738
MGM Mirage, 10.375%, 2014		190,000	213,513
MGM Mirage, 6.625%, 2015		345,000	366,563
MGM Resorts International, 11.375%, 2018		1,460,000	1,715,500
MGM Resorts International, 9%, 2020		1,470,000	1,639,050
Penn National Gaming, Inc., 8.75%, 2019		1,555,000	1,737,713
Pinnacle Entertainment, Inc., 8.75%, 2020		440,000	480,700
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.5%, 2019 (n)		180,000	194,400
Seven Seas Cruises S. DE R.L., 9.125%, 2019		1,125,000	1,168,594
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018		990,000	1,197,145
Viking Cruises Ltd., 8.5%, 2022 (z)		640,000	660,800
Wyndham Worldwide Corp., 6%, 2016		9,000	10,077
Wyndham Worldwide Corp., 7.375%, 2020		515,000	617,613
Wynn Las Vegas LLC, 7.75%, 2020		1,250,000	1,403,125

			$17,668,635
Industrial - 0.9%
Altra Holdings, Inc., 8.125%, 2016		$532,000	$566,580
Dematic S.A., 8.75%, 2016 (z)		1,415,000	1,501,669
Hyva Global B.V., 8.625%, 2016 (n)		702,000	654,615
Mirror PIK S.A., 9%, 2016 (p)(z)		470,000	471,175
Mueller Water Products, Inc., 8.75%, 2020		690,000	791,775
Rexel S.A., 6.125%, 2019 (n)		585,000	599,625
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		535,000	568,438

			$5,153,877
Insurance - 2.4%
AIG SunAmerica Global Financing X, 6.9%, 2032 (n)		$2,384,000	$3,179,917
Allianz AG, 5.5% to 2014, FRN to 2049	EUR	140,000	183,276

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - continued
American International Group, Inc., 4.875%, 2016		$1,550,000	$1,733,032
American International Group, Inc., 8.25%, 2018		865,000	1,123,676
American International Group, Inc., 8.175% to 2038, FRN to 2068		3,145,000	3,923,388
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		1,500,000	2,085,000
Unum Group, 7.125%, 2016		1,829,000	2,154,683

			$14,382,972
Insurance - Health - 0.1%
AMERIGROUP Corp., 7.5%, 2019		$350,000	$408,625

Insurance - Property & Casualty - 1.2%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)		$1,615,000	$2,406,350
XL Group PLC, 6.5% to 2017, FRN to 2049		1,825,000	1,692,688
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)		2,310,000	2,483,250
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)		680,000	725,900

			$7,308,188
International Market Quasi-Sovereign - 0.6%
Irish Life & Permanent PLC, 3.6%, 2013 (e)(n)		$2,500,000	$2,500,000
Israel Electric Corp. Ltd., 6.7%, 2017 (n)		843,000	923,085

			$3,423,085
International Market Sovereign - 5.4%
Commonwealth of Australia, 5.75%, 2021	AUD	555,000	$695,662
Federal Republic of Germany, 3.75%, 2015	EUR	1,850,000	2,590,306
Federal Republic of Germany, 4.25%, 2018	EUR	211,000	328,158
Federal Republic of Germany, 6.25%, 2030	EUR	456,000	942,715
Government of Canada, 4.5%, 2015	CAD	404,000	439,156
Government of Canada, 4.25%, 2018	CAD	251,000	289,519
Government of Canada, 3.25%, 2021	CAD	182,000	205,229
Government of Canada, 5.75%, 2033	CAD	74,000	115,145
Government of Japan, 1.7%, 2017	JPY	207,600,000	2,773,427
Government of Japan, 1.1%, 2020	JPY	189,000,000	2,473,135
Government of Japan, 2.1%, 2024	JPY	126,000,000	1,776,079
Government of Japan, 2.2%, 2027	JPY	202,200,000	2,838,211
Government of New Zealand, 6%, 2021	NZD	257,000	253,265
Government of Norway, 3.75%, 2021	NOK	1,101,000	221,278
Kingdom of Belgium, 5.5%, 2017	EUR	743,000	1,159,364
Kingdom of Denmark, 3%, 2021	DKK	1,368,000	273,149
Kingdom of Spain, 4%, 2015	EUR	279,000	366,323
Kingdom of Spain, 5.5%, 2017	EUR	127,000	172,157
Kingdom of Spain, 4.6%, 2019	EUR	207,000	263,082
Kingdom of Sweden, 5%, 2020	SEK	3,665,000	704,400

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of the Netherlands, 5.5%, 2028	EUR	262,000	$481,814
Republic of Austria, 4.65%, 2018	EUR	450,000	692,338
Republic of Finland, 3.875%, 2017	EUR	145,000	216,234
Republic of France, 6%, 2025	EUR	212,000	378,267
Republic of France, 4.75%, 2035	EUR	741,000	1,220,453
Republic of Iceland, 4.875%, 2016 (n)		$1,716,000	1,803,945
Republic of Iceland, 5.875%, 2022 (n)		631,000	687,885
Republic of Italy, 4.25%, 2015	EUR	918,000	1,235,485
Republic of Italy, 5.25%, 2017	EUR	1,784,000	2,464,454
Republic of Italy, 3.75%, 2021	EUR	350,000	431,696
United Kingdom Treasury, 8%, 2015	GBP	943,000	1,881,146
United Kingdom Treasury, 8%, 2021	GBP	515,000	1,266,667
United Kingdom Treasury, 4.25%, 2036	GBP	397,000	784,755

			$32,424,899
Machinery & Tools - 1.4%
Ashtead Capital, Inc., 6.5%, 2022 (n)		$285,000	$300,675
Case Corp., 7.25%, 2016		1,065,000	1,192,800
Case New Holland, Inc., 7.875%, 2017		1,960,000	2,303,000
CNH Capital LLC, 3.875%, 2015 (z)		215,000	220,375
CNH Capital LLC, 6.25%, 2016 (n)		295,000	318,600
H&E Equipment Services LLC, 7%, 2022 (n)		805,000	837,200
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)		915,000	965,325
RSC Equipment Rental, Inc., 8.25%, 2021		910,000	1,005,550
UR Financing Escrow Corp., 5.75%, 2018 (n)		510,000	548,250
UR Financing Escrow Corp., 7.625%, 2022 (n)		509,000	557,355

			$8,249,130
Major Banks - 2.4%
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)		$1,500,000	$1,509,555
Bank of America Corp., 5.65%, 2018		2,900,000	3,376,316
BNP Paribas, FRN, 3.128%, 2014		1,532,000	1,588,587
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)		1,055,000	1,087,744
Goldman Sachs Group, Inc., 7.5%, 2019		1,200,000	1,498,561
JPMorgan Chase & Co., 3.25%, 2022		765,000	784,139
Morgan Stanley, 6.625%, 2018		2,000,000	2,326,156
National Westminster Bank PLC, FRN, 2.368%, 2049	EUR	330,000	290,856
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)		$435,000	394,763
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049		1,420,000	1,398,700

			$14,255,377

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 3.4%
Biomet, Inc., 6.5%, 2020 (n)	$960,000	$991,200
Davita, Inc., 6.375%, 2018	1,600,000	1,708,000
Davita, Inc., 6.625%, 2020	825,000	880,688
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	875,000	1,004,063
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	800,000	842,000
HCA, Inc., 8.5%, 2019	2,960,000	3,326,300
HCA, Inc., 7.5%, 2022	1,560,000	1,743,300
HCA, Inc., 5.875%, 2022	660,000	707,850
HealthSouth Corp., 8.125%, 2020	1,510,000	1,664,775
Hologic, Inc., 6.25%, 2020 (n)	180,000	190,800
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	1,180,000	1,085,600
Owens & Minor, Inc., 6.35%, 2016	1,420,000	1,583,696
Physio-Control International, Inc., 9.875%, 2019 (n)	635,000	695,325
Select Medical Corp., 7.625%, 2015	136,000	137,360
Teleflex, Inc., 6.875%, 2019	800,000	860,000
Tenet Healthcare Corp., 9.25%, 2015	580,000	653,950
Truven Health Analytics, Inc., 10.625%, 2020 (z)	415,000	445,088
Universal Health Services, Inc., 7%, 2018	650,000	698,750
Universal Hospital Services, Inc., 7.625%, 2020 (n)	920,000	954,500
Vanguard Health Systems, Inc., 0%, 2016	4,000	2,800

		$20,176,045
Metals & Mining - 2.0%
Arch Coal, Inc., 7.25%, 2020	$675,000	$597,375
Cloud Peak Energy, Inc., 8.25%, 2017	1,815,000	1,964,738
Cloud Peak Energy, Inc., 8.5%, 2019	10,000	11,025
Consol Energy, Inc., 8%, 2017	1,255,000	1,327,163
Consol Energy, Inc., 8.25%, 2020	715,000	757,900
First Quantum Minerals Ltd., 7.25%, 2019 (z)	456,000	465,120
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	680,000	680,000
Metinvest B.V., 8.75%, 2018 (n)	320,000	307,120
Peabody Energy Corp., 6%, 2018	485,000	503,188
Peabody Energy Corp., 6.25%, 2021	485,000	500,763
Southern Copper Corp., 7.5%, 2035	1,648,000	2,089,112
Southern Copper Corp., 6.75%, 2040	744,000	882,787
Vale Overseas Ltd., 5.625%, 2019	218,000	248,653
Vale Overseas Ltd., 4.625%, 2020	681,000	734,393
Vale Overseas Ltd., 4.375%, 2022	658,000	700,408

		$11,769,745
Mortgage - Backed - 4.1%
Fannie Mae, 5.5%, 2037	$6,111,357	$6,702,102
Fannie Mae, 6%, 2037	522,633	580,666

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage - Backed - continued
Fannie Mae, TBA, 3.5%, 2042	$4,500,000	$4,793,203
Ginnie Mae, TBA, 3%, 2042	12,000,000	12,737,813

		$24,813,784
Natural Gas - Distribution - 0.3%
AmeriGas Finance LLC, 6.75%, 2020	$1,145,000	$1,230,875
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	845,000	815,425

		$2,046,300
Natural Gas - Pipeline - 1.9%
Atlas Pipeline Partners LP, 8.75%, 2018	$1,440,000	$1,540,800
Crosstex Energy, Inc., 8.875%, 2018	1,400,000	1,501,500
El Paso Corp., 7%, 2017	1,770,000	2,022,289
El Paso Corp., 7.75%, 2032	1,824,000	2,176,752
Energy Transfer Equity LP, 7.5%, 2020	1,165,000	1,325,188
Enterprise Products Partners LP, 8.375% to 2016, FRN to 2066	527,000	600,780
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	340,000	388,450
Kinder Morgan Energy Partners LP, 5.125%, 2014	1,147,000	1,244,520
Rockies Express Pipeline LLC, 5.625%, 2020 (n)	451,000	429,578

		$11,229,857
Network & Telecom - 2.3%
BellSouth Corp., 6.55%, 2034	$3,213,000	$3,878,734
Centurylink, Inc., 7.65%, 2042	660,000	675,238
Cincinnati Bell, Inc., 8.25%, 2017	1,350,000	1,444,500
Citizens Communications Co., 9%, 2031	1,440,000	1,537,200
Eileme 2 AB, 11.625%, 2020 (n)	925,000	1,039,469
Frontier Communications Corp., 8.125%, 2018	585,000	662,513
Qwest Communications International, Inc., 7.125%, 2018 (n)	1,500,000	1,584,405
Telefonica Emisiones S.A.U., 2.582%, 2013	1,050,000	1,050,000
TW Telecom Holdings, Inc., 5.375%, 2022 (n)	405,000	416,138
Windstream Corp., 8.125%, 2018	220,000	238,150
Windstream Corp., 7.75%, 2020	1,335,000	1,438,463

		$13,964,810
Oil Services - 0.9%
Afren PLC, 11.5%, 2016 (n)	$335,000	$381,900
Afren PLC, 10.25%, 2019 (n)	219,000	250,755
Bristow Group, Inc., 6.25%, 2022	400,000	418,500
Chesapeake Energy Corp., 6.625%, 2019 (n)	390,000	371,475
Dresser-Rand Group, Inc., 6.5%, 2021	405,000	425,250
Edgen Murray Corp., 8.75%, 2020 (z)	765,000	759,263
Pioneer Energy Services Corp., 9.875%, 2018	840,000	909,300
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (z)	680,000	678,300

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Oil Services - continued
Unit Corp., 6.625%, 2021		$645,000	$657,900
Unit Corp., 6.625%, 2021 (n)		440,000	448,800

			$5,301,443
Other Banks & Diversified Financials - 3.0%
Ajecorp B.V., 6.5%, 2022 (n)		$235,000	$256,738
Akbank T.A.S., 3.875%, 2017 (z)		244,000	243,795
Akbank T.A.S., 5%, 2022 (z)		188,000	191,187
Alfa Bank, 7.5%, 2019 (n)		367,000	377,188
Banco de Credito del Peru, 6.125% to 2022, FRN to 2027 (n)		509,000	569,444
Banco de Credito e Inversiones, 3%, 2017 (n)		250,000	253,786
Bancolombia S.A., 5.95%, 2021		1,094,000	1,263,570
Bancolombia S.A., 5.125%, 2022		385,000	402,325
Bangkok Bank (Hong Kong), 3.875%, 2022 (n)		463,000	470,187
BBVA Banco Continental S.A., 5%, 2022 (n)		325,000	346,125
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)		1,207,000	1,377,489
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)		350,000	396,375
BBVA Continental, 5.75%, 2017 (n)		518,000	574,980
Capital One Financial Corp., 10.25%, 2039		2,030,000	2,090,900
Citigroup, Inc., 6.125%, 2018		463,000	553,237
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		2,583,000	2,952,834
Grupo Aval Ltd., 5.25%, 2017 (n)		387,000	413,123
Grupo Aval Ltd., 4.75%, 2022 (n)		378,000	378,000
Industrial Senior Trust, 5.5%, 2022 (z)		220,000	221,047
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		805,000	827,138
PKO Finance AB, 4.63%, 2022 (n)		473,000	487,663
Santander UK PLC, 8.963% to 2030, FRN to 2049		1,901,000	2,095,853
Turkiye Garanti Bankasi A.S., 4%, 2017 (n)		203,000	204,523
Turkiye Garanti Bankasi A.S., 5.25%, 2022 (n)		393,000	406,755
UBS AG, 7.625%, 2022		435,000	469,107

			$17,823,369
Pharmaceuticals - 0.5%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	670,000	$983,486
Endo Health Solutions, Inc., 7%, 2019		$600,000	648,000
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		935,000	1,006,294
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		530,000	573,725

			$3,211,505
Pollution Control - 0.1%
Heckmann Corp., 9.875%, 2018		$675,000	$676,688
Rough Rider Escrow, Inc., 9.875%, 2018 (z)		220,000	221,100

			$897,788

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Precious Metals & Minerals - 0.1%
IAMGOLD Corp., 6.75%, 2020 (n)	$776,000	$774,060

Printing & Publishing - 0.2%
American Media, Inc., 13.5%, 2018 (z)	$32,653	$29,878
Nielsen Finance LLC, 7.75%, 2018	835,000	939,375
Nielsen Finance LLC, 4.5%, 2020 (n)	490,000	487,550

		$1,456,803
Railroad & Shipping - 0.1%
Brunswick Rail, 6.5%, 2017 (z)	$257,000	$260,773
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	425,000	474,938

		$735,711
Real Estate - 1.3%
CB Richard Ellis Group, Inc., 11.625%, 2017	$545,000	$606,313
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	410,000	388,475
Entertainment Properties Trust, REIT, 7.75%, 2020	990,000	1,149,258
Entertainment Properties Trust, REIT, 5.75%, 2022	250,000	262,016
Kennedy Wilson, Inc., 8.75%, 2019	380,000	404,700
MPT Operating Partnership LP, REIT, 6.875%, 2021	760,000	820,800
MPT Operating Partnership LP, REIT, 6.375%, 2022	685,000	714,113
Simon Property Group, Inc., REIT, 10.35%, 2019	2,200,000	3,169,960

		$7,515,635
Retailers - 2.1%
Academy Ltd., 9.25%, 2019 (n)	$475,000	$520,125
Burlington Coat Factory Warehouse Corp., 10%, 2019	895,000	987,856
Dollar General Corp., 4.125%, 2017	831,000	868,395
Home Depot, Inc., 5.875%, 2036	846,000	1,143,772
J. Crew Group, Inc., 8.125%, 2019	760,000	789,450
Limited Brands, Inc., 6.9%, 2017	630,000	723,713
Limited Brands, Inc., 7%, 2020	415,000	473,619
Limited Brands, Inc., 6.95%, 2033	360,000	364,050
Neiman Marcus Group, Inc., 10.375%, 2015	1,390,000	1,419,551
Pantry, Inc., 8.375%, 2020 (n)	450,000	468,000
QVC, Inc., 7.375%, 2020 (n)	620,000	687,106
Rite Aid Corp., 9.25%, 2020	625,000	639,063
Sally Beauty Holdings, Inc., 6.875%, 2019	480,000	532,200
Toys “R” Us Property Co. II LLC, 8.5%, 2017	660,000	708,675
Toys “R” Us, Inc., 10.75%, 2017	1,545,000	1,670,531
Yankee Acquisition Corp., 8.5%, 2015	7,000	7,061
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 2016 (p)	430,000	444,513

		$12,447,680

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Specialty Chemicals - 0.1%
Koppers, Inc., 7.875%, 2019	$350,000	$384,125
Mexichem S.A.B. de C.V., 4.875%, 2022 (n)	221,000	233,708

		$617,833
Specialty Stores - 0.3%
Gymboree Corp., 9.125%, 2018	$390,000	$367,088
Michaels Stores, Inc., 11.375%, 2016	625,000	652,344
Michaels Stores, Inc., 7.75%, 2018	475,000	510,031

		$1,529,463
Steel - 0.1%
Severstal (Steel Cap), 5.9%, 2022 (z)	$322,000	$319,666

Supermarkets - 0.3%
Delhaize Group, 5.7%, 2040	$1,395,000	$1,314,493
SUPERVALU, Inc., 7.5%, 2014	225,000	216,844

		$1,531,337
Supranational - 0.3%
Eurasian Development Bank, 4.767%, 2022 (n)	$226,000	$231,368
European Investment Bank, 5.125%, 2017	1,500,000	1,779,300

		$2,010,668
Telecommunications - Wireless - 2.9%
America Movil S.A.B. de C.V., 3.125%, 2022	$1,439,000	$1,483,878
Clearwire Corp., 12%, 2015 (n)	640,000	681,600
Cricket Communications, Inc., 7.75%, 2016	735,000	777,263
Cricket Communications, Inc., 7.75%, 2020	785,000	809,531
Crown Castle International Corp., 9%, 2015	2,330,000	2,493,100
Crown Castle International Corp., 7.125%, 2019	370,000	406,075
Crown Castle Towers LLC, 6.113%, 2020 (n)	420,000	511,001
Digicel Group Ltd., 12%, 2014 (n)	400,000	442,000
Digicel Group Ltd., 8.25%, 2017 (n)	1,140,000	1,225,500
Digicel Group Ltd., 10.5%, 2018 (n)	880,000	972,400
Digicel Group Ltd., 8.25%, 2020 (n)	324,000	349,110
Globo Comunicacoes e Participacoes S.A., 6.25% to 2015, 9.375% to 2049 (n)	322,000	347,760
MetroPCS Wireless, Inc., 7.875%, 2018	720,000	788,400
Sprint Capital Corp., 6.875%, 2028	2,210,000	2,259,725
Sprint Nextel Corp., 6%, 2016	1,300,000	1,397,500
Sprint Nextel Corp., 9%, 2018 (n)	470,000	580,450
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	1,395,000	1,360,125
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	640,000	624,000

		$17,509,418

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telephone Services - 0.5%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$460,000	$499,100
Level 3 Financing, Inc., 9.375%, 2019	790,000	880,850
Level 3 Financing, Inc., 7%, 2020 (n)	230,000	234,025
Level 3 Financing, Inc., 8.625%, 2020	855,000	931,950
Oi S.A., 5.75%, 2022 (n)	281,000	303,480
Sable International Finance Ltd., 8.75%, 2020 (n)	200,000	228,000

		$3,077,405
Tobacco - 0.4%
Reynolds American, Inc., 6.75%, 2017	$2,016,000	$2,436,247

Transportation - 0.1%
Navios South American Logistics, Inc., 9.25%, 2019	$755,000	$715,363

Transportation - Services - 2.1%
ACL I Corp., 10.625%, 2016 (p)	$1,003,297	$981,698
Aguila American Resources Ltd., 7.875%, 2018 (n)	930,000	983,475
Atlas Airlines, Inc. Pass-Through Certificates, “B”, 7.68%, 2014	373,961	357,133
Avis Budget Car Rental LLC, 8.25%, 2019	635,000	692,944
Avis Budget Car Rental LLC, 9.75%, 2020	420,000	478,275
CEVA Group PLC, 8.375%, 2017 (n)	1,155,000	1,111,688
Commercial Barge Line Co., 12.5%, 2017	1,785,000	1,981,350
ERAC USA Finance Co., 7%, 2037 (n)	878,000	1,144,203
HDTFS, Inc., 5.875%, 2020 (z)	200,000	202,000
Navios Maritime Acquisition Corp., 8.625%, 2017	1,095,000	1,032,038
Navios Maritime Holdings, Inc., 8.875%, 2017	970,000	994,250
Swift Services Holdings, Inc., 10%, 2018	1,905,000	2,043,113
Westinghouse Air Brake Technologies Corp., 6.875%, 2013	795,000	818,850

		$12,821,017
U.S. Treasury Obligations - 2.5%
U.S. Treasury Bonds, 4.5%, 2039 (f)	$11,103,000	$14,890,167

Utilities - Electric Power - 3.5%
AES Corp., 8%, 2017	$1,495,000	$1,709,906
APT Pipelines Ltd., 3.875%, 2022 (z)	919,000	915,904
Atlantic Power Corp., 9%, 2018	625,000	670,313
Calpine Corp., 8%, 2016 (n)	940,000	1,003,450
Calpine Corp., 7.875%, 2020 (n)	1,035,000	1,133,325
CenterPoint Energy, Inc., 6.5%, 2018	600,000	730,456
Covanta Holding Corp., 7.25%, 2020	1,120,000	1,243,299
Covanta Holding Corp., 6.375%, 2022	300,000	326,482
DPL, Inc., 7.25%, 2021	680,000	766,700

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Edison Mission Energy, 7%, 2017	$785,000	$378,763
EDP Finance B.V., 6%, 2018 (n)	1,360,000	1,389,240
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)	303,000	342,390
Energy Future Holdings Corp., 10%, 2020	1,370,000	1,455,625
Energy Future Holdings Corp., 10%, 2020	2,550,000	2,785,875
Energy Future Holdings Corp., 11.75%, 2022 (n)	805,000	786,888
GenOn Energy, Inc., 9.5%, 2018	65,000	74,100
GenOn Energy, Inc., 9.875%, 2020	1,410,000	1,582,725
NRG Energy, Inc., 8.25%, 2020	1,440,000	1,587,600
System Energy Resources, Inc., 5.129%, 2014 (z)	719,527	729,888
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	415,000	296,725
Waterford 3 Funding Corp., 8.09%, 2017	1,086,408	1,109,918

		$21,019,572
Total Bonds (Identified Cost, $615,225,746)		$667,031,675

Convertible Bonds - 0.2%
Network & Telecom - 0.2%
Nortel Networks Corp., 2.125%, 2014 (a)(d) (Identified Cost, $1,322,731)	$1,340,000	$1,340,000

Floating Rate Loans (g)(r) - 0.1%
Financial Institutions - 0.1%
Springleaf Financial Funding Co., Term Loan, 5.5%, 2017	$401,312	$394,790

Utilities - Electric Power - 0.0%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 2016	$114,666	$118,679
Dynegy Power LLC, Term Loan, 9.25%, 2016	171,999	179,148

		$297,827
Total Floating Rate Loans (Identified Cost, $682,144)		$692,617

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	20,680	$55,216

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	8,368	$44,267
Total Common Stocks (Identified Cost, $399,733)		$99,483

Portfolio of Investments – continued

Preferred Stocks - 0.2%
Issuer	Shares/Par	Value ($)
Other Banks & Diversified Financials - 0.2%
Ally Financial, Inc., 7% (z)	480	$462,540
GMAC Capital Trust I, 8.125%	28,250	738,455
Total Preferred Stocks (Identified Cost, $1,165,111)		$1,200,995

Convertible Preferred Stocks - 0.1%
Automotive - 0.1%
General Motors Co., 4.75% (Identified Cost, $733,500)	14,670	$595,895

Money Market Funds - 6.4%
MFS Institutional Money Market Portfolio, 0.16%, at Cost and Net Asset Value (v)	38,135,567	$38,135,567
Total Investments (Identified Cost, $657,664,532)		$709,096,232

Other Assets, Less Liabilities - (18.2)%		(109,123,941)
Net Assets - 100.0%		$599,972,291

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(e)	Guaranteed by Minister for Finance of Ireland.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $191,993,145, representing 32.0% of net assets.
(p)	Payment-in-kind security.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
APT Pipelines Ltd., 3.875%, 2022	10/03/12	$910,549	$915,904
Akbank T.A.S., 3.875%, 2017	10/15/12	243,203	243,795
Akbank T.A.S., 5%, 2022	10/15/12	186,125	191,187
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	450,000	462,540
American Media, Inc., 13.5%, 2018	12/22/10	33,088	29,878
Ardagh Packaging Finance PLC, 9.125%, 2020	7/19/12	208,278	209,000
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.811%, 2040	3/01/06	2,636,972	1,709,725
Boise Cascade LLC/Finance Corp., 6.375%, 2020	10/17/12	175,000	177,625
Brunswick Rail, 6.5%, 2017	10/25/12	257,000	260,773
CNH Capital LLC, 3.875%, 2015	10/16/12	215,000	220,375
Caixa Economica Federal, 3.5%, 2022	10/26/12	215,024	216,028
Dematic S.A., 8.75%, 2016	4/19/11-1/24/12	1,425,150	1,501,669
Edgen Murray Corp., 8.75%, 2020	10/05/12	759,551	759,263
Falcon Franchise Loan LLC, FRN, 5.905%, 2025	1/29/03	116,213	249,376
First Quantum Minerals Ltd., 7.25%, 2019	10/04/12	456,000	465,120
First Union National Bank Commercial Mortgage Trust, FRN, 1.573%, 2043	12/11/03	479	984
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	1,631,907	1,690,159
GMAC LLC, FRN, 6.02%, 2033	11/17/00	509,195	963,710
HD Supply, Inc., 11.5%, 2020	10/09/12-10/11/12	410,635	426,263
HDTFS, Inc., 5.875%, 2020	10/01/12	200,000	202,000
Heckler & Koch GmbH, 9.5%, 2018	5/06/11-5/10/11	466,762	366,733
Industrial Senior Trust, 5.5%, 2022	10/25/12	220,000	221,047
Local TV Finance LLC, 9.25%, 2015	11/13/07-2/16/11	746,163	767,839
Mirror PIK S.A., 9%, 2016	10/16/12	470,000	471,175
Morgan Stanley Capital I, Inc., FRN, 1.38%, 2039	7/20/04	145,184	85,526
Multi Security Asset Trust, “A3”, CDO, 5%, 2035	10/12/10	1,249,428	1,281,472
Nexstar Broadcasting Group, Inc., 6.875%, 2020	10/24/12	165,000	165,413
PT Perusahaan Listrik Negara, 5.25%, 2042	10/16/12	203,925	211,388
PTT PLC, 3.375%, 2022	10/18/12	428,304	424,221
PTT PLC, 4.5%, 2042	10/18/12	456,005	459,433
Prudential Securities Secured Financing Corp., FRN, 7.166%, 2013	12/06/04	2,601,248	2,576,068
Republic of Slovenia, 5.5%, 2022	10/19/12	229,448	233,232
Rough Rider Escrow, Inc., 9.875%, 2018	10/26/12	220,550	221,100
Severstal (Steel Cap), 5.9%, 2022	10/04/12	322,000	319,666

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019	10/26/12	$675,594	$678,300
System Energy Resources, Inc., 5.129%, 2014	4/16/04	719,527	729,888
Townsquare Radio LLC, 9%, 2019	3/30/12	450,728	491,400
Truven Health Analytics, Inc., 10.625%, 2020	5/24/12-6/15/12	421,094	445,088
Turkiye Vakiflar Bankasi, 6%, 2022	10/24/12	498,000	498,830
Viking Cruises Ltd., 8.5%, 2022	10/12/12-10/25/12	647,697	660,800
Total Restricted Securities			$22,203,993
% of Net assets			3.7%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona

Derivative Contracts at 10/31/12

Forward Foreign Currency Exchange Contracts at 10/31/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merrill Lynch International Bank	1,068,534	1/11/13	$1,089,351	$1,068,255	$21,096
SELL	DKK	Citibank N.A.	1,518,946	1/11/13	266,416	264,282	2,134
BUY	EUR	Deutsche Bank AG	2,441,067	1/11/13	3,145,394	3,166,274	20,880
BUY	EUR	UBS AG	2,874,681	1/11/13	3,705,004	3,728,708	23,704
SELL	JPY	Credit Suisse Group	388,577,932	1/11/13	4,970,744	4,871,213	99,531

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/12 - continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	JPY	Merrill Lynch International Bank	388,577,934	1/11/13	$4,968,100	$4,871,213	$96,887
BUY	MYR	Barclays Bank PLC	4,623,000	11/06/12	1,509,403	1,517,265	7,862

							$272,094

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	613,493	1/11/13	$622,284	$633,269	$(10,985)
SELL	EUR	Barclays Bank PLC	458,999	1/11/13	591,530	595,361	(3,831)
SELL	EUR	UBS AG	18,005,510	12/17/12	23,236,020	23,348,165	(112,145)
SELL	GBP	Barclays Bank PLC	1,252,267	1/11/13	2,002,006	2,020,404	(18,398)
SELL	GBP	Deutsche Bank AG	1,252,267	1/11/13	2,001,636	2,020,404	(18,768)
BUY	INR	Barclays Bank PLC	83,154,000	11/21/12	1,560,698	1,539,880	(20,818)
BUY	MXN	Citibank N.A.	9,632,000	1/14/13	741,693	730,480	(11,213)
BUY	MXN	UBS AG	9,632,000	1/14/13	741,317	730,480	(10,837)
SELL	NOK	Deutsche Bank AG	1,256,693	1/11/13	219,203	219,865	(662)
SELL	NZD	Westpac Banking Corp.	310,318	1/11/13	252,695	254,041	(1,346)
BUY	RUB	JPMorgan Chase Bank N.A	46,537,000	11/06/12	1,512,169	1,482,694	(29,475)
SELL	SEK	Deutsche Bank AG	4,744,082	1/11/13	710,043	713,782	(3,739)

							$(242,217)

Futures Contracts Outstanding at 10/31/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	8	$1,194,500	December - 2012	$722

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	477	63,455,906	December - 2012	$(150,732)

At October 31, 2012, the fund had liquid securities with an aggregate value of $616,901 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $619,528,965)	$670,960,665
Underlying affiliated funds, at cost and value	38,135,567
Total investments, at value (identified cost, $657,664,532)	$709,096,232
Cash	333,011
Receivables for
Forward foreign currency exchange contracts	272,094
Investments sold	1,192,111
Interest and dividends	10,733,458
Other assets	62,335
Total assets	$721,689,241
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	202,620
Forward foreign currency exchange contracts	242,217
Daily variation margin on open futures contracts	176,922
Investments purchased	2,489,854
TBA purchase commitments	17,530,781
Payable to affiliates
Investment adviser	29,476
Transfer agent and dividend disbursing costs	10,512
Payable for independent Trustees’ compensation	210,494
Accrued interest expense	88,555
Accrued expenses and other liabilities	735,519
Total liabilities	$121,716,950
Net assets	$599,972,291
Net assets consist of
Paid-in capital	$560,249,381
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $538,564 deferred country tax)	50,781,553
Accumulated net realized gain (loss) on investments and foreign currency	(9,948,383)
Accumulated distributions in excess of net investment income	(1,110,260)
Net assets	$599,972,291
Shares of beneficial interest outstanding	78,378,104
Net asset value per share (net assets of $599,972,291 / 78,378,104 shares of beneficial interest outstanding)	$7.65

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$43,038,956
Dividends	210,314
Dividends from underlying affiliated funds	39,290
Foreign taxes withheld	(5,584)
Total investment income	$43,282,976
Expenses
Management fee	$4,432,746
Transfer agent and dividend disbursing costs	172,777
Administrative services fee	94,511
Independent Trustees’ compensation	92,954
Stock exchange fee	69,304
Custodian fee	75,079
Interest expense	1,071,388
Shareholder communications	205,457
Audit and tax fees	72,513
Legal fees	11,048
Miscellaneous	68,738
Total expenses	$6,366,515
Fees paid indirectly	(383)
Reduction of expenses by investment adviser	(2,054)
Net expenses	$6,364,078
Net investment income	$36,918,898
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$9,788,391
Futures contracts	(3,332,997)
Foreign currency	315,558
Net realized gain (loss) on investments and foreign currency	$6,770,952
Change in unrealized appreciation (depreciation)
Investments (net of $538,564 increase in deferred country tax)	$30,989,599
Futures contracts	(124,047)
Translation of assets and liabilities in foreign currencies	786,496
Net unrealized gain (loss) on investments and foreign currency translation	$31,652,048
Net realized and unrealized gain (loss) on investments and foreign currency	$38,423,000
Change in net assets from operations	$75,341,898

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2012	2011
Change in net assets
From operations
Net investment income	$36,918,898	$38,895,689
Net realized gain (loss) on investments and foreign currency	6,770,952	11,067,768
Net unrealized gain (loss) on investments and foreign currency translation	31,652,048	(26,823,807)
Change in net assets from operations	$75,341,898	$23,139,650
Distributions declared to shareholders
From net investment income	$(39,816,079)	$(42,010,671)
Total change in net assets	$35,525,819	$(18,871,021)
Net assets
At beginning of period	564,446,472	583,317,493
At end of period (including accumulated distributions in excess of net investment income of $1,110,260 and $1,628,412, respectively)	$599,972,291	$564,446,472

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 10/31/12

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$75,341,898
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(346,783,213)
Proceeds from disposition of investment securities	375,282,387
Payments for futures contracts	(3,332,997)
Purchases of short-term investments, net	(24,009,463)
Realized gain/loss on investments	(9,788,391)
Realized gain/loss on futures contracts	3,332,997
Unrealized appreciation/depreciation on investments	(31,528,163)
Unrealized appreciation/depreciation on foreign currency contracts	(768,559)
Net amortization/accretion of income	755,772
Decrease in interest and dividends receivable	852,367
Increase in accrued expenses and other liabilities	531,581
Decrease in payable for daily variation margin on open futures contracts	(302,422)
Decrease in other assets	7,741
Net cash provided by operating activities	$39,591,535
Cash flows from financing activities:
Distributions paid in cash	(39,858,706)
Decrease in interest payable	(1,134)
Net cash used by financing activities	$(39,859,840)
Net decrease in cash	$(268,305)
Cash:
Beginning of period (including foreign currency of $138,370)	$601,316
End of period	$333,011

Supplementary disclosure of cash flow information: cash paid during the year for interest $1,072,522.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$7.20	$7.44	$6.83	$5.48	$6.68
Income (loss) from investment operations
Net investment income (d)	$0.47	$0.50	$0.52	$0.47	$0.34
Net realized and unrealized gain (loss) on investments and foreign currency	0.49	(0.20)	0.63	1.38	(1.16)
Total from investment operations	$0.96	$0.30	$1.15	$1.85	$(0.82)
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.54)	$(0.54)	$(0.51)	$(0.38)
Net increase from repurchase of capital shares	$—	$—	$—	$0.01	$0.00 (w)
Net asset value, end of period (x)	$7.65	$7.20	$7.44	$6.83	$5.48
Market value, end of period	$7.31	$6.68	$7.11	$6.06	$4.71
Total return at market value (%)	17.56	1.67	27.18	41.15	(13.80)
Total return at net asset value (%) (j)(r)(s)(x)	14.15	4.73	18.08	36.73	(12.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.12	1.25	1.07	0.88
Expenses after expense reductions (f)	1.10	1.12	1.25	1.06	0.88
Net investment income	6.39	6.80	7.39	7.76	5.22
Portfolio turnover	48	49	65	67	47
Net assets at end of period (000 omitted)	$599,972	$564,446	$583,317	$535,450	$431,749
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	0.91	0.91	0.97	1.02	N/A
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	N/A
Asset coverage per $1,000 of indebtedness (k)	$7,000	$6,644	$6,833	$6,354	N/A

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same

Notes to Financial Statements – continued

investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$1,389,566	$462,540	$44,267	$1,896,373
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	14,890,167	—	14,890,167
Non-U.S. Sovereign Debt	—	143,193,175	—	143,193,175
Corporate Bonds	—	362,577,569	—	362,577,569
Residential Mortgage-Backed Securities	—	25,287,515	—	25,287,515
Commercial Mortgage-Backed Securities	—	19,726,392	—	19,726,392
Asset-Backed Securities (including CDOs)	—	4,800,300	—	4,800,300
Foreign Bonds	—	97,896,557	—	97,896,557
Floating Rate Loans	—	692,617	—	692,617
Mutual Funds	38,135,567	—	—	38,135,567
Total Investments	$39,525,133	$669,526,832	$44,267	$709,096,232

Other Financial Instruments
Futures Contracts	$(150,010)	$—	$—	$(150,010)
Forward Foreign Currency Exchange Contracts	—	29,877	—	29,877

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/11	$109,872
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	(65,605)
Disposition of worthless securities	0
Balance as of 10/31/12	$44,267

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at October 31, 2012 is $(65,605).

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$722	$(150,732)
Foreign Exchange	Forward Foreign Currency Exchange	272,094	(242,217)
Total		$272,816	$(392,949)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(3,332,997)	$—
Foreign Exchange	—	370,836
Total	$(3,332,997)	$370,836

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(124,047)	$—
Foreign Exchange	—	768,559
Total	$(124,047)	$768,559

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments

Notes to Financial Statements – continued

across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to

Notes to Financial Statements – continued

unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained

Notes to Financial Statements – continued

subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the disclosure hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended October 31, 2012, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/12	10/31/11
Ordinary income (including any short-term capital gains)	$39,816,079	$42,010,671

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/12
Cost of investments	$661,878,810
Gross appreciation	56,112,573
Gross depreciation	(8,895,151)
Net unrealized appreciation (depreciation)	$47,217,422
Undistributed ordinary income	1,723,566
Capital loss carryforwards	(5,571,511)
Other temporary differences	(3,646,567)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

Pre-enactment losses:
10/31/16	$(2,851,956)
10/31/17	(2,719,555)
Total	$(5,571,511)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from

Notes to Financial Statements – continued

investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.77% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2012, these fees paid to MFSC amounted to $63,763.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2012 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,442 and the Retirement Deferral plan resulted in an expense of $17,921. Both amounts are included in independent Trustees’ compensation for the year ended October 31, 2012. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $159,531 at October 31, 2012, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected

Notes to Financial Statements – continued

by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $50,800 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended October 31, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $4,991 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $2,054, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$77,623,300	$62,953,209
Investments (non-U.S. Government securities)	$235,318,797	$263,987,407

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the years ended October 31, 2012 and October 31, 2011, there were no transactions in fund shares.

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At October 31, 2012, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered Level 2 under the fair value hierarchy. The credit agreement matures on August 23, 2013. Borrowing under the agreement can be made

Notes to Financial Statements – continued

for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $1,071,388 during the period. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund did not incur a commitment fee during the period. For the year ended October 31, 2012, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.07%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	14,126,104	165,964,423	(141,954,960)	38,135,567

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$39,290	$38,135,567

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust (the Fund), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 14, 2012

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 31, 2012, the following action was taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
David H. Gunning	66,046,986.823	1,707,476.481
Robert E. Butler	66,025,266.277	1,729,197.027
J. Dale Sherratt	66,001,879.228	1,752,584.076

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	2012	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	2013	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	2014	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 67)	Trustee	December 2004	2014	Private investor; Rouse Properties Inc. (real estate), Director	N/A
John P. Kavanaugh (age 58)	Trustee	January 2009	2014	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	2013	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	2014	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Asset Management, Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 41)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Trustees and Officers – continued

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
111 Huntington Avenue Boston, MA 02199-7618	1 Lincoln Street Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
William Adams	Ernst & Young LLP
David Cole	200 Clarendon Street
Richard Hawkins	Boston, MA 02116
Matthew Ryan
Effective December 1, 2012, the following are also Portfolio Managers of the fund:
Ward Brown
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2012 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2011 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The

Board Review of Investment Advisory Agreement – continued

comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2011, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 7th out of a total of 12 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 8th out of a total of 15 funds for the one-year period and 2nd out of a total of 12 funds for the five-year period ended December 31, 2011. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for each of the one- and three-year periods ended December 31, 2011 (one-year: 4.8% total return for the Fund versus 6.3% total return for the benchmark; three-year: 16.9% total return for the Fund versus 17.2% total return for the benchmark) and out-performed its custom benchmark for the five-year period ended December 31, 2011 (8.5% total return for the Fund versus 7.5% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may

Board Review of Investment Advisory Agreement – continued

include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2012.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MMT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2012 and 2011, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
Fees billed by E&Y:	2012	2011
MFS Multimarket Income Trust	50,032	48,184

For the fiscal years ended October 31, 2012 and 2011, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by E&Y:	2012	2011	2012	2011	2012	2011
To MFS Multimarket Income Trust	10,504	10,110	9,836	9,697	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by E&Y:	2012	2011	2012	2011	2012	2011
To MFS and MFS Related Entities of MFS Multimarket Income Trust*	0	0	0	0	0	0

Aggregate fees for non-audit services:

	2012	2011[4]
To MFS Multimarket Income Trust, MFS and MFS Related Entities#	60,340	129,807

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended October 31, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would be comprised of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders, including MFS; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); or (4) there are severe governance concerns at the issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS analyzes proposals seeking the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.

The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard O. Hawkins	Lead Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William J. Adams	High Yield Corporate Debt Securities Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Debt Portfolio Manager	December 2012	Investment Officer of MFS; employed in the investment area of MFS since 2005.

David P. Cole	High Yield Debt Securities Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Matthew W. Ryan	Emerging Markets Debt Securities Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Erik S. Weisman	Debt Portfolio Manager	December 2012	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2011, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2011, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
Richard O. Hawkins	Citicorp World Government Bond Non-Dollar Hedged Index
JPMorgan Emerging Markets Bond Index Global
Barclays U.S. High-Yield Corporate Bond Index
Barclays 1-3 Year U.S. Government/Credit Bond Index
Barclays U.S. Government/Mortgage Bond Index
William J. Adams	Barclays U.S. High Yield Corporate Credit Index
Ward Brown	JP Morgan EMBI Global Index
David P. Cole	Barclays U.S. High Yield Corporate Credit Index
Matthew W. Ryan	JP Morgan EMBI Global Index
Erik S. Weisman	Citi World Government Bond Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that include performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended October 31, 2012. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard O. Hawkins	N
William J. Adams	N
Ward Brown	N
David P. Cole	N
Matthew W. Ryan	N
Erik S. Weisman	N

Other Accounts. In addition to the Fund, each of the Fund’s portfolio managers is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of fiscal year ended October 31, 2012 were as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard O. Hawkins	12	$18.4 billion	1	$1.1 billion	5	$664.8 million
William J. Adams	13	$5.4 billion	4	$1.7 billion	0	N/A
Ward Brown	4	$6.8 billion	8	$4.9 billion	7	$5.6 billion
David P. Cole	13	$5.4 billion	2	$1.1 billion	0	N/A
Matthew W. Ryan	12	$10.3 billion	8	$4.9 billion	7	$5.6 billion
Erik S. Weisman	9	$4.5 billion	3	$1.5 billion	1	$6.9 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest.

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment, and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust
Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/11-11/30/11	0	N/A	0	7,837,810
12/01/11-12/31/11	0	N/A	0	7,837,810
1/01/12-1/31/12	0	N/A	0	7,837,810
2/01/12-2/28/12	0	N/A	0	7,837,810
3/01/12-3/31/12	0	N/A	0	7,837,810
4/01/12-4/30/12	0	N/A	0	7,837,810
5/01/12-5/31/12	0	N/A	0	7,837,810
6/01/12-6/30/12	0	N/A	0	7,837,810
7/01/12-7/31/12	0	N/A	0	7,837,810
8/01/12-8/31/12	0	N/A	0	7,837,810
9/01/12-9/30/12	0	N/A	0	7,837,810
10/01/12-10/31/12	0	N/A	0	7,837,810

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2012 plan year is 7,837,810.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: December 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: December 14, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 14, 2012

*	Print name and title of each signing officer under his or her signature.